                                                                   DRAFT 9/24/97
                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant   [X]

Filed by a party other than the registrant    [_]

Check the appropriate box:
   [x]  Preliminary Proxy Statement
   [x] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [_]  Definitive Proxy Statement
   [_]  Definitive Additional Materials
   [_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           PHP HEALTHCARE CORPORATION


 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a -6(i)(3).

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

   [_]  Fee paid previously with preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

                           PHP HEALTHCARE CORPORATION
                           11440 Commerce Park Drive
                            Reston, Virginia  20191

                                October 6, 1997

                                --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                --------------



To the Shareholders of
  PHP HEALTHCARE CORPORATION:

   The 1997 Annual Meeting of Shareholders of PHP Healthcare Corporation (the "Company") will be held on Monday, November 3, 1997, at 10:00 a.m. local time, at the Company's corporate offices at 11440 Commerce Park Drive, Reston, Virginia, for the following purposes:

     1.  To elect four directors for a term to expire in 2000;

     2. To amend the Certificate of Incorporation of the Company (a) to increase the authorized Common Stock from 25,000,000 shares to 100,000,000 shares, (b) to increase the authorized Preferred Stock from 500,000 shares to 10,000,000 shares and (c) to authorize the Board of Directors to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series and to fix the designations, powers, preferences, and rights of each such series, and any qualifications, limitations or restrictions thereof;

     3.  To amend and restate the Company's 1996 Incentive Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Holders of Common Stock of the Company whose names appear of record on the books of the Company at the close of business on October 2, 1997, are entitled to notice of and to vote at the meeting or at any adjournment thereof. A list of such shareholders will be available for inspection by shareholders at the Company's principal office for a period of ten days prior to the meeting date.

                                    By Order of the Board of Directors


                                    Ben Rosenbaum III
                                      Secretary

-------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. A POSTAGE-PAID-RETURN-ADDRESSED
                  ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
-------------------------------------------------------------------------------

                           PHP HEALTHCARE CORPORATION
                           11440 Commerce Park Drive
                            Reston, Virginia  20191

                            ----------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                November 3, 1997

                             ----------------------



                              GENERAL INFORMATION

   This Proxy Statement is being furnished to shareholders of PHP Healthcare Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies for use at the Annual Meeting of Shareholders to be held on November 3, 1997, at the Company's offices at 11440 Commerce Park Drive, Reston, Virginia, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at all adjournments thereof (the "Annual Meeting"). This Proxy Statement is first being mailed to the Company's stockholders on or about October 6, 1997.

Purposes of the Annual Meeting

   At the Annual Meeting, holders of record of the Company's outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), will be asked to consider and vote upon the following matters:

     (i)   To elect four directors for a term to expire in 2000 ("Proposal I");

     (ii) To amend the Certificate of Incorporation of the Company (a) to increase the authorized Common Stock from 25,000,000 shares to 100,000,000 shares, (b) to increase the authorized Preferred Stock from 500,000 shares to 10,000,000 shares and (c) to authorize the Board of Directors to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series and to fix the designations, powers, preferences, and rights of each such series, and any qualifications, limitations or restrictions thereof ("Proposal II");

     (iii) To amend and restate the Company's 1996 Incentive Plan ("Proposal III"); and

     (iv) To transact such other business as may properly come before the Annual Meeting.

The Board unanimously recommends that stockholders vote FOR each of the proposals described in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting.

Record Date; Quorum; Vote Required

   The Board has fixed the close of business on October 2, 1997, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were 11,559,264 shares of Common Stock outstanding. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder thereof to one vote on each matter that may properly come before the Annual Meeting. The four nominees for election as directors at the 1997 Annual Meeting who receive the greatest number of votes cast for the election of directors at that meeting shall be directors. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendments to the Company's Certificate of Incorporation, as set forth in Proposal II. The affirmative vote of a majority of the shares of Common Stock represented in person or by properly executed proxies is required to approve the amendment to the Company's 1996 Incentive Plan (the "1996 Plan"), as set forth in Proposal III.

Proxies

   All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of the election of the Board's four nominees as directors of the Company. Although the Company has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if any of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

   The presence at the Annual Meeting, in person or by proxy, of the holders of record of a majority of the shares issued and outstanding on the Record Date, and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of business. Any stockholder present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of Proposals II and III, an abstention (or broker non-vote) has the same effect as a vote against the proposals. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting).

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

   In an agreement dated as of January 31, 1997 with the Company, Charles H. Robbins, the Company's former Chairman and Chief Executive Officer, and his wife, Ellen E. Robbins, agreed to vote shares of Common Stock beneficially owned by them, at their option, (i) in accordance with the recommendations of the Board of Directors of the Company or (ii) pro rata in the same manner and proportion that votes of the other stockholders of the Company have been cast. Mr. and Mrs. Robbins have not advised the Company how they intend to vote their shares.

   The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

   The Company's Annual Report to Shareholders containing the Company's financial statements for the fiscal year ended April 30, 1997, is being mailed with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of September 22, 1997, with respect to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.


Name and Address                          No. of Shares      Percent of Class
----------------                          -------------      -----------------

Charles H. Robbins......................  1,973,458/(1)/          15.98%
 7720 Carlton Place
 McLean, VA 22102

Shamrock Investments/(2)/...............  1,046,419/(3)/           8.69%
  Charles P. Reilly
  Michael E. Gallagher
  2049 Century Park East, Suite 3330
  Los Angeles, CA 90067

John W. Kluge...........................    816,500/(4)/           7.06%
 c/o Metromedia Company
 One Meadowlands Plaza
 East Rutherford, NJ 07073

Bosko Djordjevic and Elizabeth Keck
 Djordjevic, Trustee....................    800,000/(5)/           6.92%
 505 S. Beverly Drive, Suite 215
 Beverly Hills, CA 90212

Jack M. Mazur...........................    727,342/(6)/           5.92%
 11440 Commerce Park Drive
 Reston, VA  20191

Michael D. Starr........................    425,852/(7)/           3.59%
 11440 Commerce Park Drive
 Reston, VA  20191

John P. Cole............................    400,000                3.46%
 11440 Commerce Park Drive
 Reston, VA  20191



Robert L. Bowles, Jr....................    157,011/(8)/             1.35%
  820 First Street, N.E., Suite LL100
  Washington, D.C.  20002-4205

Frank L. Provato, M.D...................     99,166/(9)/                *
  11440 Commerce Park Drive
  Reston, VA 20191

William J. Lubin........................     83,000/(10)/               *
  11440 Commerce Park Drive
  Reston, VA  20191

George E. Schafer, M.D..................     48,684/(11)/               *
  4 Imperial Oaks
  San Antonio, TX 78248

Joseph G. Mathews.......................      9,725                     *
  3510 Highway O
  Wright City, MO 63390

Donald J. Ruffing.......................      8,503                     *
  11104 Woodlawn Boulevard
  Upper Marlboro, MD 20772

Paul T. Cuzmanes........................      4,956                     *
  250 West Pratt Street
  Baltimore, MD 21201

Jerry W. Carlton........................          0                     *
  610 Newport Center Drive, Suite 1700
  Newport Beach, CA  92660

John J. McDonnell.......................          0                     *
  11440 Commerce Park Drive
  Reston, VA  20191

All directors and executive officers
as a group (13 persons).................  2,150,763                 16.34%


-----------------

* Represents less than 1% of the shares of the Company's outstanding stock.

/(1)/ According to Amendment No. 4 to the Schedule 13D Charles H. Robbins filed on May 2, 1997. Includes 300,000 shares, or 2.6% of the class, owned by Mr. Robbins' spouse, Ellen E. Robbins, individually and as trustee for the benefit of their children. Also includes 790,000 which Mr. Robbins presently could acquire upon the exercise of options granted by the Company.

/(2)/ The persons listed constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and jointly filed a Schedule 13D with the Securities and Exchange Commission on October 11, 1994.

/(3)/ Includes 200,000 shares owned by Shamrock Investments, 187,730 shares owned by Mr. Reilly, 172,220 shares owned by Mr. Gallagher, 22,500 shares which Shamrock Investments could acquire upon the exercise of options granted by the Company, 231,596 shares which Mr. Reilly could acquire upon the exercise of options granted by the Company, 121,262 shares which Mr. Gallagher could acquire upon the exercise of options granted by the Company, 59,963 shares which Mr. Reilly could acquire upon conversion of a promissory note of the Company, 6,173 shares which Mr. Reilly could acquire upon conversion of a promissory note of the Company issued to Shamrock Investments, and 44,975 shares which Mr. Gallagher could acquire upon conversion of a promissory note of the Company.

/(4)/ According to the Schedule 13D filed on May 8, 1997, John W. Kluge is the beneficial owner of these shares held by Chase Manhattan Bank, John W. Kluge and Stuart Subotnick, trustees of a grantor trust of which John W. Kluge is the beneficial owner.

/(5)/ According to Amendment No. 1 to the Schedule 13D of Bosko Djordjevic and Elizabeth Keck-Djordjevic, as trustee, filed on September 15, 1995.

/(6)/ Includes 720,000 shares which Mr. Mazur could acquire upon the exercise of options granted by the Company. Does not include either 512,014 shares, or 4.43% of the class, owned by VACHR, Inc., a corporation owned by Mr. Mazur's spouse, Lynn Mazur, or 30,000 shares owned by J&J Investment Partnership, a partnership wholly owned by members of Mr. Mazur's family. Mr. Mazur disclaims beneficial ownership of the shares owned by Lynn Mazur (through VACHR, Inc.) and J&J Investment Partnership.

/(7)/ Includes 290,000 shares which Mr. Starr presently could acquire upon the exercise of options granted by the Company.

/(8)/ Includes 53,333 shares which Mr. Bowles presently could acquire upon the exercise of options granted by the Company.

/(9)/ Includes 99,166 shares which Dr. Provato presently could acquire upon the exercise of options granted by the Company.

/(10)/ Represents the shares which Mr. Lubin presently could acquire upon the exercise of options granted by the Company.

/(11)/ Includes 1,000 shares which Dr. Schafer presently could acquire upon the exercise of options granted by the Company.

                       PROPOSAL I:  ELECTION OF DIRECTORS

Election of Directors

    The Board is classified into three classes whose terms are staggered to expire in different years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of shareholders for a full three-year term. The terms of four of the present directors are expiring at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 2000 or until their successors are elected and qualified. Paul T. Cuzmanes and Dr. George E. Schafer, whose terms expire at the Annual Meeting, are not standing for re-election and will retire from the Board as of the Annual Meeting. John J. McDonnell, whose term would otherwise expire at the 1988 annual meeting, and Jerry W. Carlton, whose term would otherwise expire at the 1999 annual meeting, have been nominated to stand for re-election to the board for terms expiring at the annual meeting in 2000. The other six directors will continue in office for the remainder of their terms as indicated below.

    Proxies may not be voted for more than four nominees. The Board knows of no reason why any nominee will be unavailable or unable to serve. If any nominee should for any reason become unavailable for election, the proxy holders will vote for such other nominee as may be proposed by the Board.

    Certain information about the four nominees and other directors continuing in office is set forth below, including any position(s) they hold with the Company.


Nominees for Election as Directors for Terms Expiring in 2000


                             Positions or Offices     Served as Director
           Name                with the Company       Continuously Since     Age
           ----              ---------------------    ------------------     ---
Jerry W. Carlton                     None                    1997             55

William J. Lubin             Executive Vice                  1997             45
                             President and Chief
                             Executive Officer,
                             Commercial Managed
                             Care Division

John J. McDonnell                    None                    1997             50

Charles P. Reilly                    None                    1991             55


    Jerry W. Carlton was elected by the Board as a Director in June 1997. Mr. Carlton is the Managing Partner of the Newport Beach, California office of the law firm of O'Melveny & Myers L.L.P. and his specialties are tax and general business law. He has handled hospital acquisitions and divestitures and has been responsible for the legal aspects of provider relations for a large managed care entity. In addition to serving on the Company's Board, Mr. Carlton is a member of the boards of directors of Phoenix House, Prentice Day School, Willametta K. Day Foundation, Arlington Investment Company, Vicente Management Company and the Foley Timber Company.

    William J. Lubin was elected by the Board as a Director in June 1997. Mr. Lubin joined the Company in August 1994 as Senior Vice President for Managed Care. In late 1994 he assumed the position of Chief Operating Officer, Commercial Managed Care Division. In October 1995, he became Chief Executive Officer, Commercial Managed Care Division. In April 1996, he became Executive Vice President. Prior to joining the Company, Mr. Lubin held management positions with Aetna Health Plans, Travelers Insurance Companies, Lincoln National and Blue Cross and Blue Shield of Connecticut.

    John J. McDonnell was elected by the Board as a Director in June 1997. Mr. McDonnell is the co-founder, Chairman and CEO of Coagulation Diagnostics, Inc., of Bethesda, Maryland. He also serves as the Secretary to the Board of Directors and Counsel for Yurie Systems, Inc., a telecommunications firm. From 1990 to 1995, Mr. McDonnell was Counsel with Reed Smith Shaw & McClay, a law firm. He also has held executive and legal positions with Fairchild Space and Defense Corporation and Fairchild Industries, as well as with the Department of the Navy. He is on the boards of directors of Sequoia National Bank and several charitable and educational institutions.

    Charles P. Reilly joined the Company as a Director in 1991 and became Chairman of the Board in February 1997. Mr. Reilly is the managing general partner of Shamrock Investments, a financial advisory and investment firm that specializes in the health care industry. Mr. Reilly serves as Chairman of the Board of Directors of Dynamic Health, Inc., an acute care hospital company, and as a director of G & L Realty Corporation, a NYSE health care real estate investment trust (REIT). Mr. Reilly has served as a director, trustee and governing council member of the Federation of American Healthcare Systems and The National Committee for Quality Health Care and the American Hospital Association. From August 1994 to August 1995, Mr. Reilly was an officer of the Company, serving as a member of the Executive Council.


Directors Continuing in Office in the Class of 1998

                             Positions or Offices     Served as Director
           Name                with the Company       Continuously Since     Age
           ----              --------------------     ------------------     ---
Jack M. Mazur                President and Chief              1976            55
                             Executive Officer

Frank L. Provato, M.D.       Executive Vice                   1997            49
                             President and
                             Corporate Medical
                             Director

Michael D. Starr             Senior Executive                 1985            53
                             Vice President,
                             Treasurer, and Chief
                             Executive Officer,
                             Government Managed
                             Care Division

    Jack M. Mazur has been a Director of the Company since 1976 and has served as President since October 1995 and Chief Executive Officer since February 1997. Prior to his election as President, Mr. Mazur was Chief Executive Officer of the Company's Commercial Managed Care Division. From August 1989 to October 1995, he served as Senior Executive Vice President of the Company, and from June 1986 to October 1993 as Secretary of the Company.

    Frank L. Provato, M.D. was elected by the Board as a Director in June 1997. Dr. Provato joined the Company in 1993 and currently serves as Executive Vice President and Corporate Medical Director. Prior to joining the Company, he served as Vice President and Corporate Medical Director for GTE Corporation, where he was responsible for the development of health care cost management strategies and the implementation of a GTE-sponsored primary care health center in Tampa, Florida. Dr. Provato has 23 years of diverse background in clinical medicine, health care administration, occupational health, and employee benefits administration.

    Michael D. Starr has been a Director since 1985. Mr. Starr was Executive Vice President from 1986 to September 1995 and has served as Senior
Executive Vice President since October 1995. He has served as Chief Executive Officer, Government Managed Care Division, since April 1995.

Directors Continuing in Office in the Class of 1999


                             Positions or Offices     Served as Director
           Name                with the Company       Continuously Since     Age
           ----              --------------------     ------------------     ---
Robert L. Bowles, Jr.        President, D.C.                  1996            57
                             Chartered Health
                             Plan, Inc.

Joseph G. Mathews                    None                     1993            63

Donald J. Ruffing                    None                     1991            76


    Robert L. Bowles, Jr. was elected by the Board as a Director in September 1996. Mr. Bowles joined the Company in connection with the Company's acquisition of D.C. Chartered Health Plan, Inc. Mr. Bowles is the founder of D.C. Chartered and has more than 30 years' experience in administration and management of health care services and operations for corporations and the military.

    Joseph G. Mathews joined the Company as a Director in July 1993. Mr. Mathews owns and operates Joseph G. Mathews & Associates, an insurance brokerage firm. Mr. Mathews' professional designations include Chartered Financial Consultant and Master of Science Financial Services. In addition to serving on the Company's Board, Mr. Mathews is a member of the boards of directors of Lake of the Ozarks General Hospital, Mark Twain Bank, Sanford Brown College, Lindenwood College and Learfield Communication.

    Donald J. Ruffing joined the Company as a Director in 1991. Colonel Ruffing retired as the Chief of the Air Force Medical Service Corps, Office of the Surgeon General, where he was responsible for developing plans, policies and procedures for the management of the Air Force Medical Service Corps. In 1990, Colonel Ruffing served as a team member of the Peer and Application Reviews, Refugee Mental Health Programs for the National Institute of Mental Health.

Directors Whose Terms Expire at the Annual Meeting


                             Positions or Offices     Served as Director
           Name                with the Company       Continuously Since     Age
           ----                ----------------       ------------------     ---
Paul T. Cuzmanes                     None                     1989            52

George E. Schafer, M.D.      Senior Vice President            1981            75
                             for Medical Affairs

        Paul T. Cuzmanes joined the Company as a Director in 1989. Mr. Cuzmanes is a partner with the law firm of Wilson, Elser, Moskowitz, Edelman & Dicker. Mr. Cuzmanes specializes in health care law, commercial law and the representation of municipalities. He is a fellow in the American Society of Pharmaceutical Law.

        George E. Schafer, M.D., joined the Company as a Director in 1981. Dr. Schafer serves as Senior Vice President for Medical Affairs and previously served as Vice President/Medical Director. Dr. Schafer retired from the Air Force with the rank of Lieutenant General, having served as Surgeon General of the United States Air Force.


Vote Required

        The four nominees for election as directors at the 1997 Annual Meeting who receive the greatest number of votes cast for the election of directors at that meeting shall be elected directors, assuming there is a quorum present. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote "for," "against," or abstain from voting, will be counted for purposes of determining the number of shares present for purposes of establishing a quorum.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS.


Board of Directors and Committees

        The Board held five meetings during the year ended April 30, 1997, and took action by written consent in lieu of a meeting five times during such year. Each of the incumbent directors attended at least 75% of the meetings of the Board, and of the meetings of committees on which they serve, held while they were on the Board and such committees in the year ended April 30, 1997.

        The standing committees of the Board included the Audit Committee, the Compensation Committee, and the Stock Option Committee during the 1997 fiscal year. The Board has not appointed a nominating committee.

        Messrs. Ruffing and Mathews were members of the Audit Committee for the fiscal year ended April 30, 1997 and Mr. Cuzmanes was a member until November 25, 1996. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls, and to review and approve the scope and performance of the independent auditors' work. The Audit Committee met once during the fiscal year ended April 30, 1997.

        Messrs. Ruffing and Mathews were members of the Stock Option Committee for the fiscal year ended April 30, 1997 and Mr. Cuzmanes was a member until November 25, 1996. The functions of the Stock Option Committee are to determine the amount and allocation of options to be granted under the Company's 1986 Stock Option Plan and the Company's 1996 Incentive Plan. The Stock Option Committee met twice during the fiscal year ended April 30, 1997, and took action by written consent in lieu of a meeting fifteen times during such year.

        Messrs. Cuzmanes, Reilly and Mathews were members of the Compensation Committee for the fiscal year ended April 30, 1997. The function of the Compensation Committee is to recommend salary levels for the executive officers of the Company. The Compensation Committee met once during the fiscal year ended April 30, 1997.

        In June 1997, the Stock Option Committee and the Compensation Committee were combined into a single committee which is termed the Compensation Committee. The reconstituted Compensation Committee is authorized to act as to such matters as its two predecessor committees had authority, including reviewing and determining executive officer compensation, awards and perquisites, and administering the Company's 1986 Stock Option Plan and the Company's 1996 Incentive Plan. Messrs. Jerry W. Carlton, John J. McDonnell and Donald J. Ruffing are members of the Compensation Committee.


                             EXECUTIVE COMPENSATION

Executive Officers

        The following table sets forth certain information with respect to the Company's executive officers. Each of the officers listed has been appointed by, and serves at the discretion of the Board.

                                                              Continuously Served
                             Positions or Offices             as Executive Officer
           Name                with the Company                      Since             Age
           ----              ---------------------               -------------         ---
Jack M. Mazur                President and Chief                     1976               55
                             Executive Officer

Michael D. Starr             Senior Executive Vice                   1981               53
                             President, Treasurer, and
                             Chief Executive Officer,
                             Government Managed Care Division

Anthony M. Picini            Executive Vice President and            1990               42
                             Chief Financial Officer

Robert L. Bowles, Jr.        President, D.C. Chartered               1997               57
                             Health Plan

William J. Lubin             Executive Vice President and            1994               45
                             Chief Executive Officer,
                             Commercial Managed Care Division

Frank L. Provato, M.D.       Executive Vice President and            1997               49
                             Corporate Medical Director

Former Executive Officers:
---------------------------
Charles H. Robbins           Chairman of the Board and            1976-1997             67
                             Chief Executive Officer

John P. Cole                 Executive Vice President             1994-1996             56

        Anthony M. Picini has been with the Company since 1989. Previously, Mr. Picini was with the accounting firm of KPMG Peat Marwick LLP, where he managed the auditing and accounting of both public and private companies.

        Charles H. Robbins founded the Company in 1976 and served as Chairman of the Board and Chief Executive Officer of the Company until January 31, 1997. He also served as President of the Company from its inception through October 1995.

        John P. Cole served as Executive Vice President of the Company with responsibility for marketing the Company's managed health care products and services until December 31, 1996. Previously, he was President and Chief Executive Officer of JP Cole & Associates which exclusively marketed PHP products. JP Cole & Associates was merged into the Company in October 1994. Mr. Cole is a 30-year veteran of the employee benefits field having held senior executive positions with Prudential, AMI, Blue Cross of California and Lincoln National Corporation. Prior to starting JP Cole & Associates in 1993, Mr. Cole was Senior Vice President at Aetna Health Plans where he had responsibility for both sales and delivery of health care in markets across the United States.

        For a summary of the business experience of each of the other executive officers of the Company, see "Nominees for Election as Directors" and "Directors Continuing in Office" above.

        There are no family relationships among any of the directors and executive officers.

Summary Compensation

        The following table sets forth certain information for each of the last three fiscal years with respect to the compensation awarded to, earned by, or paid to (i) all individuals serving as the Company's chief executive officer during the fiscal year ended April 30, 1997, (ii) the next four most highly compensated executive officers who were serving as executive officers at April 30, 1997 and (iii) up to two individuals who would have been among the four most highly compensated executive officers but for the fact that such individual was not serving as an executive officer of the Company at April 30, 1997.

                                                                                 Long Term
                                                                               Compensation
                                                                              ---------------
                                               Annual Compensation                Awards
                                     --------------------------------------------------------
         (a)                   (b)        (c)          (d)          (e)             (f)              (g)
      Name and                                                 Other Annual                       All Other
      Principal                                                Compensation    Options/SARS      Compensation
      Position                Year    Salary ($)    Bonus ($)       ($)          Award(s)            ($)
----------------------------  -----   ----------    ---------       ---          --------            ---
Jack M. Mazur,                1997     583,000          -0-        /(1)/             -0-             10,285/(2)/
  President and Chief         1996     550,000          -0-                          -0-             17,636
  Executive Officer           1995     400,000        66,667                       720,000           21,688

Michael D. Starr,             1997     350,000          -0-        /(1)/             -0-              2,286/(3)/
  Senior Executive Vice       1996     330,000          -0-                          -0-              9,362
  President                   1995     275,000          -0-                        290,000            9,688

Robert L. Bowles, Jr.         1997     317,000          -0-        /(1)/            10,000           88,948/(4)/
  President, D.C.             1996     284,000          -0-                          -0-             82,473
  Chartered Health            1995     200,000          -0-                         50,000           73,724
  Plan, Inc.

Frank L. Provato              1997     281,000          -0-        /(1)/            10,000            1,079/(5)/
  Executive Vice              1996     250,000          -0-                         27,500              581
  President                   1995     250,000          -0-                         60,000              899

William J. Lubin,             1997     274,000          -0-        /(1)/            10,000              632/(6)/
  Executive Vice              1996     207,692          -0-                         15,000              706
  President                   1995     154,800          -0-                        100,000              620

FORMER EXECUTIVE OFFICERS:
---------------------------
Charles H. Robbins,           1997     503,000          -0-        /(1)/             -0-          2,289,312/(8)/
  Former Chairman             1996     625,000          -0-                          -0-             19,413
  and Chief Executive         1995     500,000        83,333                       790,000           23,827
  Officer/(7)/

John P. Cole,                 1997     313,000           -0-       /(1)/              -0-             2,790/(12)/
  Executive Vice              1996     330,000           -0-        --                -0-             1,636
  President/(9)/              1995     176,346/(10)/     -0-                        30,000/(5)/       1,488

--------------------
/(1)/ Each of the named executive officers receives certain perquisites, including the use of Company automobiles; such perquisites, however, do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

/(2)/ Includes $1,785 term life insurance premiums, $500 in 401(k) Plan matching fees and $8,000 director's fees from D.C. Chartered Health Plan, Inc.

/(3)/ Includes $1,786 term life insurance premiums and $500 in 401(k) Plan matching fees.

/(4)/ Includes $3,954 term life insurance premiums, $500 in 401(k) Plan matching fees, $8,000 director's fees from D.C. Chartered Health Plan, Inc. and $76,494 forgiveness of debt related to the acquisition of D.C. Chartered Health Plan, Inc.

/(5)/  Includes $1,079 term life insurance premiums.

/(6)/  Includes $632 term life insurance premiums.

/(7)/ Mr. Robbins retired as Chairman and Chief Executive Officer as of January 31, 1997.

/(8)/ Includes $7,812 term life insurance premiums, $500 in 401(k) Plan matching fees, $6,000 director's fees from D.C. Chartered Health Plan, Inc., $2,000,000 retirement payment and $275,000 related to a one-year noncompetition agreement.

/(9)/  Mr. Cole served as Executive Vice President until December 31, 1996.

/(10)/ Salary shown is that from Mr. Cole's date of employment, September 29, 1994, through the end of the fiscal year.

/(11)/ Does not include options for 100,000 shares received by Mr. Cole upon the merger of JP Cole & Associates into the Company in October 1994.

/(12)/ Includes $2,790 term life insurance premiums.


Option Grants

        The following table sets forth certain information regarding options granted during fiscal 1997 by the Company to the individuals named in the Summary Compensation Table.


                                                                                           Potential Realizable Value at Assumed
                                                                                         Annual Rates of Stock Price Appreciation
                                  Individual Grants                                                   for Option Term
----------------------------------------------------------------------------------------------------------------------------------
                               No. of    % of Total
                             Securities   Options
                             Underlying  Granted to               Market
                              Options    Employees    Exercise    Price     Expiration
          Name                Granted     in 1997      Price    Grant Date     Date                    5%                    10%
---------------------------  ----------  ----------   --------  ----------  ----------              --------              --------
Jack M. Mazur                       ---         ---        ---         ---         ---                   ---                   ---

Michael D. Starr                    ---         ---        ---         ---         ---                   ---                   ---

Robert L. Bowles, Jr.            10,000        2.63%    $23.50      $23.50     8/21/06              $147,790              $374,529

Frank L. Provato                 10,000        2.63%    $23.50      $23.50     8/21/06              $147,790              $374,529

William J. Lubin                 10,000        2.63%    $23.50      $23.50     8/21/06              $147,790              $374.529

Charles H. Robbins                  ---         ---        ---         ---         ---                   ---                   ---

John P. Cole                        ---         ---        ---         ---         ---                   ---                   ---

Option Exercises

        The following table sets forth certain information relating to stock options exercised by and the number and value of unexercised options previously granted to, the individuals named in the Summary Compensation Table during fiscal 1997.

              AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL YEAR 1997
                          AND FY-END OPTION/SAR VALUES

          (a)                  (b)             (c)                (d)                     (e)

                                                               Number of          Value of Unexercised
                                                              Unexercised             In-the-Money
                                                              Options/SARs            Options/SARs
                                                               at 4/30/97              at 4/30/97
                         Shares Acquired      Value           Exercisable/            Exercisable/
         Name            on Exercise (#)   Realized ($)      Unexercisable           Unexercisable
         ----            ----------------  ------------  ----------------------  ----------------------

Jack M. Mazur                 -0-              -0-          480,000/240,000       $4,836,666/$2,418,334

Michael D. Starr              -0-              -0-          193,333/96,667         $1,906,747/$953,378

Robert L. Bowles, Jr.         -0-              -0-           33,333/26,667          $285,414/$142,711

Frank L. Provato              -0-              -0-           69,167/48,333          $585,835/$217,916

William J. Lubin              -0-              -0-           71,667/53,333          $599,129/$299,559

Charles H. Robbins            -0-              -0-          526,667/263,333       $5,290,253/$2,645,122

John P. Cole                  -0-              -0-             130,000/0              $1,235,000/$0

_________________


401(k) Plan

        The Company established the PHP Healthcare Corporation 401(k) Plan (the "401(k) Plan") effective January 1, 1991, pursuant to which employees may defer compensation for income tax purposes under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Participant contributions will be invested at all times in any or all of six funds at the direction of the participant. Participant contributions will be matched up to $500 annually by the Company. The Company contributed $500 to the 401(k) Plan during fiscal year 1997 on behalf of each of the participating named executive officers.

Director Compensation

        Employee directors do not receive additional compensation for serving on the Board. The non-employee Chairman of the Board is paid $62,500 per quarter for his service as Chairman. Other non-employee directors are paid $4,500 per quarter for their services as directors, plus $650 for each special meeting of the Board. In addition, each outside director serving on a particular committee is paid $1,200 for attending up to three committee meetings annually and $500 for each additional committee meeting. Each director is reimbursed for travel expenses relating to attending meetings of the Board and its committees.

        The Company has adopted a Directors' Retainer Plan. For any fiscal quarter, each director of the Company may elect to have the full amount of his retainer paid in the form of Common Stock. The number of shares issued is calculated based on the then current market value of the stock.

        Under the Company's 1996 Incentive Plan, on an annual basis, each non-employee director is granted 5,000 stock options at a purchase price equal to the fair market value of a share of Common Stock on the grant date. Each such option vests after three years if the optionee remains a Director on the third anniversary of the grant.


Employment Agreements

        The Company has entered into Employment Agreements with Jack M. Mazur and Michael D. Starr. Under these agreements, Mr. Mazur is employed as President and Chief Executive Officer and Mr. Starr is employed as Senior Executive Vice President and Chief Executive Officer, Government Managed Care Division. The agreements renew automatically on May 1 of each year unless terminated by either the executive or the Company on ninety (90) days advance notice, or otherwise in accordance with the agreements, except that no notice may be given by the Company sooner than three years after a change in control (as defined in the agreements). The agreements are currently in effect through April 30, 1998. In the event of termination because of the executive's death or disability, the Company will pay the executive or his estate a lump sum severance payment equal to one year's salary and a pro rata bonus for the year in which the termination occurs. In the event the Company terminates the agreement other than for cause, death or disability or the executive terminates the agreement because of certain adverse changes following a change in control of the Company, then (a) the Company must pay the executive a lump sum amount equal to three times the sum of the executive's base salary and bonus; (b) the executive is entitled, for a period of three years, to continuation of coverage at the Company's expense of the executive's disability, medical and dental benefits; and (c) all restrictions on any outstanding awards granted to the executive will lapse and be immediately vested, all stock options will become fully exercisable and the executive will have the right to require the company to purchase for cash any shares of unrestricted stock and stock purchased upon the exercise of any options.

        The Company has entered into an agreement with William J. Lubin under which, if Mr. Lubin's employment is involuntarily terminated, he will be entitled to receive continued compensation as a consultant for 18 months or until he secures full time employment. Mr. Lubin serves as Executive Vice President and Chief Executive Officer, Commercial Managed Care Division. Under the agreement, if the Company is sold or acquired by way of merger, stock swap or cash transaction whereby there is a change in control of at least 20% of the voting power of the Company's outstanding shares, and if Mr. Lubin's responsibilities and compensation are reduced, then Mr. Lubin's employment will be deemed to have been involuntarily terminated.

        The Company has entered into an employment agreement with John P. Cole as of December 27, 1996. Under this agreement, Mr. Cole is employed as a nonexecutive employee of the Company with an annual salary of $240,000. The agreement provides that if the Company is sold, merged or reorganized whereby there is a change in control of more than 25% of the Company's outstanding shares, a new Board of Directors is elected and existing management is replaced, and if Mr. Cole's responsibilities and compensation are reduced, Mr. Cole's employment will be deemed to have been involuntarily terminated "without cause" and he will be entitled to receive continued compensation throughout the remaining term of the agreement or any extension thereof. The agreement is currently in effect through December 31, 1997.


Retirement of Former Chairman

        Charles H. Robbins retired as Chairman and Chief Executive Officer of the Company as of January 31, 1997. The Company provided Mr. Robbins a retirement agreement that included a one-time payment of $2 million and a payment of $275,000 related to a one-year noncompetition agreement. In connection with the agreement, on May 2, 1997, Mr. Robbins repaid all outstanding notes receivable and accrued interest due the Company under the Senior Executive Loan Program and notes receivable related to certain life insurance policies. The agreement contains additional clauses which include, among other things, (i) a provision requiring that until the earlier of January 31, 1999 or a Change of Control (as defined in the agreement), Mr. Robbins shall vote his shares of Common Stock, at his option, (x) in accordance with the recommendation of the Board or (y) pro rata in the same manner and proportion that votes of the stockholders of the Company have been cast and (ii) a provision restricting Mr. Robbins' disposition of Common Stock prior to November 1, 1997 to 400,000 shares, of which 300,000 shares were sold as of May 2, 1997 to a trust under which John W. Kluge is the grantor.


Joint Compensation and Stock Option Committee Report

        The Compensation Committee and the Stock Option Committee are comprised of non-employee members of the Board of Directors. The Compensation Committee is responsible for setting and administering executive officer compensation policies and programs. The Stock Option Committee is responsible for determining the recipients and number of options, the timing of grants and the option exercise prices, all in accordance with the terms of the Company's Stock Option Plan. The Stock Option Committee considers the recommendations of management and of the Compensation Committee.

        The Company's executive compensation program is designed (i) to align executive compensation closely with the Company's performance and shareholder returns through equity-based incentives, (ii) to attract and retain the key executives critical to the success of the Company and (iii) to motivate and reward such individuals based on corporate and individual performance. In developing compensation plans and setting compensation levels, the Compensation Committee takes into consideration compensation programs offered by other companies with which the Company competes for executives.

        The components of the Company's executive compensation program for fiscal year 1997 were (i) annual compensation consisting of base salaries, (ii) long-term incentives and (iii) other benefits. Executive compensation is determined and administered by the Compensation Committee on the basis of total compensation rather than as separate free-standing components.

Base Salary

        The Compensation Committee reviews each executive officer's base salary on an annual basis. When reviewing the base salary, the Compensation Committee takes into account the overall performance of the Company and the executive, the competitive market for base salaries, the executive's responsibilities and increases in the cost of living. In determining base salary compensation for fiscal year 1997, the Compensation Committee considered financial and operational results of the fiscal year and the contribution of the executive officers to achieve those results, and the compensation packages for executives of comparable position and responsibility in the industry.

        To provide additional incentive to achieve outstanding performance, the Compensation Committee also makes cash bonuses to eligible executives based on corporate and individual performance. The Compensation Committee believes the cash bonus awards enhance the link between pay and performance and motivate participants by clearly communicating to them the potential rewards for corporate performance.

        For fiscal year 1997, the Compensation Committee determined that, in light of the earlier grant of stock options and the significant appreciation in the Company's stock price, it was not necessary or appropriate to award cash bonus to reward executives for performance. However, the Compensation Committee has approved a 6% increase in the annual salary of the executives for fiscal 1998.

Long-Term Incentives

        The Compensation Committee believes that the financial interests of executive officers should be aligned closely with those of shareholders through stock ownership. Under the Amended and Restated 1986 Stock Option Plan (the "1986 Plan"), the Compensation Committee approves the grant of stock options to its key employees and officers after evaluating the contribution of the executives to the Company's long-term performance and the importance of their responsibilities within the Company. Stock options granted under the 1986 Plan generally have a term of ten years, vest over three to four years and have an exercise price equal to the fair market value of the Common Stock on the grant date. Each year, the Stock Option Committee reviews the desirability of granting stock options under the 1986 Plan. In fiscal year 1997, the Company granted 380,084 stock options to executive officers and other eligible employees to acquire shares of Common Stock at exercise prices per share ranging from $11.63 to $35.00.

        Under the Company's 1996 Plan (the "1996 Plan"), the Stock Option Committee approves the grant of stock options, stock appreciation and dividend equivalent rights, restricted stock, performance units and performance shares (collectively, the "Awards") to its key employees, officers, employee directors, consultants and advisors of the Company after evaluating their contribution to the Company's long-term performance and importance of their responsibilities to the Company. In addition, the 1996 Plan provides for the non-discretionary grant of stock options to non-employee directors of the Company upon election or appointment and annually thereafter. Each year, the Stock Option Committee reviews the desirability of granting the awards. In fiscal year 1997, no Awards except those granted to non-employee directors of the Company were made.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four most highly compensated other executive officers employed by the corporation on the last day of the taxable year. Exceptions are made for, among other things, qualified "performance-based compensation." Qualified performance-based compensation means compensation paid solely on account of the attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by stockholders in a separate stockholder vote prior to payment and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied.

        The Compensation Committee intends to structure its executive awards under the 1996 Plan to take advantage of this Section 162(m) exception. In addition, it is possible, but not intended at this date, that the Compensation Committee may wish to award non-deductible compensation in other circumstances as they deem appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be given that compensation intended by the Company to satisfy the requirements for deductibility under
Section 162(m) does in fact do so.

Chief Executive Officer Compensation

        During fiscal 1997, the Company's most highly compensated executive officer was Jack M. Mazur, the Company's President and Chief Executive Officer. Mr. Mazur participated in the Company's regular executive compensation programs. The Compensation Committee's approach to determining Mr. Mazur's compensation is to take into account the Company's financial and operational performance (including its financial and operational goals for the fiscal year), the Company's other corporate objectives (such as transitioning to a commercial market-based managed health care company), comparable public company compensation programs and his length of service. During this fiscal year, the Compensation Committee re-evaluated Mr. Mazur's compensation with the concurrence of the Board of Directors. Mr. Mazur did not receive any grants of options for fiscal year 1997 under the 1986 Plan and the 1996 Plan.

        Charles H. Robbins served as the Company's Chairman and Chief Executive Officer until January 31, 1997. Mr. Robbins participated in the Company's regular executive compensation programs. The Compensation Committee's approach to determining Mr. Robbins' compensation had to take into account the Company's financial and operational performance (including its financial and operational goals for the fiscal year), the Company's other corporate objectives (such as transitioning to a commercial market-based managed health care company), comparable public company compensation programs and his length of service. During this fiscal year, the Compensation Committee re-evaluated Mr. Robbins' compensation with the concurrence of the Board of Directors. Mr. Robbins did not receive any grants of options for fiscal year 1997 under the 1986 Plan and the 1996 Plan.

Other Benefits

        The Compensation Committee retained the other elements of the current executive compensation package (health and life insurance, use of Company automobiles and, for the senior executive officers, split dollar life insurance) for fiscal year 1997.


             COMPENSATION COMMITTEE         STOCK OPTION COMMITTEE

             CHARLES P. REILLY              PAUL T. CUZMANES
             JOSEPH G. MATHEWS              DONALD J. RUFFING
             PAUL T. CUZMANES               JOSEPH G. MATHEWS

                         STOCK PRICE PERFORMANCE GRAPH

    The line graph below compares yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the Standard and Poor's 500 Stock Index and the Standard and Poor's Health Care Composite Index for the period of five years commencing on April 30, 1992.

                           [LINE GRAPH APPEARS HERE]



                                      Cumulative Total Return
                                 ----------------------------------
                                 4/92  4/93  4/94  4/95  4/96  4/97
PHP Healthcare Corp.       PPH    100    42    60   110   349   160
S & P 500                  1500   100   109   115   135   176   220
S & P Health Care Cmpst    IHCC   100    85    81   114   161   216

                CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

    In September 1995, the Company retained Shamrock Investments ("Shamrock") as a financial advisor. Charles P. Reilly, the managing general partner of Shamrock, was a director of the Company and became Chairman of the Board in February 1997. Michael E. Gallagher is a general partner of Shamrock. During fiscal 1997, total billings approximated $233,000.

    The Company has a Senior Executive Loan Program (the "Program"), pursuant to which loans to senior executive officers may be made up to three and one-half times the officer's annual salary. Each loan must be repaid within one year and bears interest at two percent above the Company's short-term borrowing rate. All loans are collateralized by the shares of the Company's Common Stock owned by the senior executive officer. The due dates on amounts outstanding were extended in 1997 for twelve months. During fiscal year 1997, loans were outstanding under the Program to Charles H. Robbins, Jack M. Mazur, Michael D. Starr and William
J. Lubin. The largest amount outstanding during fiscal 1997 to Mr. Robbins was $1,596,000, to Mr. Mazur was $2,128,000, to Mr. Starr was $800,000 and to Mr.
Lubin was $48,000. The interest rate on these loans as of July 1997 was 10.5%. The loan to Mr. Robbins was repaid May 2, 1997.

    The Company advanced amounts to Robert L. Bowles, Jr. in the form of promissory notes bearing interest at 8.5% collateralized by Mr. Bowles' stock in the Company. The largest amount outstanding during fiscal 1997 was $767,000.

    In accordance with the Board of Directors' approval, the Company makes premium payments relating to certain insurance policies on behalf of certain officers of the Company. These advances are owed to the Company and are collateralized by assignment of the underlying cash surrender value and related death benefit. During 1995, the officers signed promissory notes bearing interest at 7% and due in April 2002 for the amounts advanced. The amount outstanding as of April 30, 1997, to Mr. Robbins was $745,000, to Mr. Mazur was $231,000, to Mr. Starr was $207,000 and to Mr. Lubin was $20,000. The note from Mr. Robbins was repaid May 2, 1997.

    Paul Cuzmanes is a partner with the law firm of Wilson, Elser, Moskowitz, Edelman & Dicker, which firm the Company retained in fiscal 1997. During the year ended April 30, 1997, total billings approximated $321,000.

    The Company also provided Charles B. Robbins, Ellen Robbins (individually and as trustee under trusts for the benefit of two of their children, Caroline
H. Robbins and Lee S. Robbins) and Charles B. Robbins, with certain registration rights for the Common Stock they beneficially owned as of February 24, 1997, subject to certain restrictions on the timing of dispositions contained in Mr. Robbins' Employment Agreement, and the Common Stock under Company options held by Charles B. Robbins.

    Joseph G. Mathews is the owner of an insurance brokerage firm through which the Company purchased keyman life insurance policies covering certain executive officers from various insurance companies. During fiscal 1997, premiums by those insurance companies to Mr. Mathews' firm approximated $443,000.

   For further information with respect to related party transactions, see Note 12 of Notes to Consolidated Financial Statements.


Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Executive officers, directors and greater than ten percent shareholders are required by the SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based on the Company's review of the copies of such forms it has received and based on written representations from certain reporting persons that they were not required to file Forms 5 for the fiscal year, except as noted below, the Company believes that all its executive officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them with respect to transactions during fiscal 1997. Certain of the Company's directors failed to report on a timely basis certain option grants under the Company's 1996 Incentive Plan, as follows: Charles P. Reilly, Paul T. Cuzmanes, Donald J. Ruffing and Joseph G. Mathews (each one late report with respect to one transaction). These transactions were reported on Forms 5 filed in September 1997.


           PROPOSAL II:  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                             INCREASE CAPITAL STOCK

    The Board has approved and declared the advisability of an amendment to
Article 4 (the "Amended Article 4") of the Company's Restated Certificate of Incorporation, as currently in effect (the "Certificate"), (i) to increase the number of authorized shares of the Company's Common Stock from 25,000,000 shares to 100,000,000 shares, (ii) to increase the number of authorized shares of the Company's Preferred Stock from 500,000 shares to 10,000,000 shares, and (iii) to authorize the Board to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series and to fix the designations, powers, preferences, and rights of each such series, and any qualifications, limitations or restrictions thereof. A copy of the Amended Article 4 is attached hereto as Annex A.

   As of the Record Date, 11,559,264 shares of the Company's Common Stock were issued and outstanding, _________ shares were reserved for issuance upon the exercise of options granted under the Amended and Restated PHP Healthcare Corporation 1986 Stock Option Plan (the "1986 Plan"), ___________ shares were reserved for issuance upon the exercise of options granted under the PHP Healthcare Corporation 1996 Incentive Plan (the "1996 Plan"), ______ shares were reserved for issuance upon the conversion of certain convertible subordinated debentures of the Company due December 15, 2002, _______ shares were reserved for the conversion of Series A Junior Participating Preferred Stock of the Company ("Series A Preferred Stock") and ____ shares were reserved for issuance upon the exercise or conversion of other outstanding options, warrants, convertible debentures and rights. As a result, the Company had ______ shares of authorized but unissued Common Stock (including shares held in treasury). In addition, if the amendment to the 1996 Plan as set forth in Proposal III is adopted by the stockholders at the Annual Meeting, an additional 2,500,000 shares of Common Stock will be reserved for issuance upon exercise of options which may be granted thereunder. As of the Record Date, no shares of Preferred Stock were outstanding. 50,000 shares of the Company's Preferred Stock were designated as Series A Preferred Stock which were reserved for issuance under the Company's Shareholder Rights Plan. A total of 450,000 authorized shares of Preferred Stock remain available for subsequent issuance.

   Like most companies, the Company has historically maintained a substantial reserve of authorized but unissued shares in order to avoid the time and expense of seeking shareholder approval each time it needs to make new issuance of Common Stock and Preferred Stock in light of possible future activities which the Board deems to be in the best interests of the stockholders. The Board believes that the availability of such additional shares would provide the Company with the flexibility to promptly consider and respond to future business
opportunities and needs as they arise.   In order to finance in part the
previously announced acquisition by the Company of certain assets from HIP of New Jersey, Inc., the Company intends to issue additional equity securities in a private offering. There are presently no arrangements, understandings, agreements or plans to issue additional shares of Common Stock or Preferred Stock to be authorized under the Amended Article 4 (other than shares previously reserved for issuance as described above and any shares that may be issued in connection with the HIP acquisition).

   If the Amended Article 4 is adopted by the stockholders of the Company, the additional shares of Common Stock and Preferred Stock would be issuable, at any time from time to time, by action of the Board without further authorization of the stockholders, except as provided under applicable laws. The additional Common Stock to be authorized under the Amended Article 4 would have rights identical to the currently outstanding Common Stock of the Company. Current holders of Common Stock do not have statutory preemptive rights or other statutory rights to subscribe for additional shares of Common Stock that may be issued in the future. To the extent that additional shares of Common Stock are issued in the future and existing stockholders do not participate to the extent of their proportional interests, such issuance will decrease stockholders' percentage equity ownership and, depending on the price at which such shares are issued, could be dilutive to the existing shareholders.

   The additional Preferred Stock authorized under the Amended Article 4 would have rights, preferences and privileges designated by the Board from time to time pursuant to the Amended Article 4. The voting and conversion rights provided to such shares could adversely affect the voting power and beneficial ownership interests of the holders of Common Stock.

   The Certificate currently provides that Preferred Stock shall have voting rights equal to those of Common Stock except to the extent the voting rights of any series of Preferred Stock shall be denied or limited by the Board authorizing by resolution. If the Amended Article 4 is approved, it would remove such restrictions on the voting rights of the authorized but not designated Preferred Stock (including the additional shares of Preferred Stock authorized thereunder) and would authorize the Board to determine the voting rights of Preferred Stock by resolution without any action by stockholders. The Board believes that this amendment will provide the Board with the capability to determine the terms of Preferred Stock according to the needs of the Company and the flexibility to take advantage of future business opportunities.

Anti-takeover Effects and Other Provisions

   The proposed increase in the number of authorized shares of Common Stock and Preferred Stock could have a potential anti-takeover effect. The availability of additional shares of Common Stock and Preferred Stock will enable the Company to discourage unsolicited takeover attempts or delay or prevent changes in control of the management of the Company which the Board determines are not in the best interests of the Company and its stockholders. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock or Preferred Stock, thereby diluting the voting power of the outstanding shares and increasing the potential cost of the takeover. The Board currently is not aware of any attempt or contemplated attempt to acquire control of the Company.

   In addition to the proposed amendments to the Certificate described above, the existing provisions of the Certificate and the Company's Amended and Restated Bylaws, Delaware law and the Company's Shareholder Rights Plan could deter, to varying degrees and in varying circumstances, an effort to take control of the Company. These provisions and the agreement are summarized below. The summary is qualified in its entirety by reference to the particular provisions and such agreement. While neither management nor the Board has any current plans to adopt further anti-takeover provisions or agreements, they may from time to time consider measures which have an anti-takeover effect and may adopt or recommend their adoption if they believe the measures to be in the best interests of the Company.

   Shareholder Rights Plan. Under the Company's Shareholder Rights Plan, one Right is presently attached to and trades with each outstanding share of the Company's Common Stock. The Rights become exercisable after public announcement that, without consent of a majority of disinterested members of the Board, a third party has acquired or obtained beneficial ownership of 15% or more of the outstanding Common Stock or 10 business days after commencement or public announcement of an offer of such an event. Once exercisable, each Right entitles the holder to purchase one one-thousandth (1/1000th) share of Series
A Preferred Stock at an exercise price of $45, subject to adjustment. The Rights, which have no voting rights, expire in April 2002, and may be redeemed in whole by the Company at $.01 per Right at any time prior to their expiration or the acquisition by a third party of 15% or more the Company's Common Stock. In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power is sold, provision shall be made so that each holder of a Right shall have the right to receive, upon exercise thereof at the then current exercise price, that number of shares of common stock of the surviving company which at the time of such transaction would have a market value of two times the exercise price of the Right.

   Delaware Takeover Statute. In general, Section 203 of the Delaware General Corporation Law restricts for three years certain business combination between a Delaware corporation and a shareholder that acquires 15% or more of the Company's voting stock. An exception is provided where the shareholder, in crossing the 15% threshold, acquires more than 85% of the Company's total voting shares (excluding shares held by directors who are also officers and by certain employee benefit plans) in a single transaction. Business combinations with 15% shareholders would be permitted where prior to the date the person became a 15% holder, the Board approved either the business combination or the transaction that resulted in the person becoming a 15% shareholder, or on or after such date, the business combination was approved by the Board and authorized at an annual or special meeting of shareholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the 15% shareholders or its affiliates and associates.

      Classified Board. The Certificate classifies the Board into three classes of directors serving staggered three-year terms.

      Special Meetings of Shareholders. Pursuant to the Company's Amended and Restated Bylaws, as currently in effect (the "Bylaws"), the stockholders of the Company are not empowered to call a special meeting of the shareholders or to require that such a meeting be called by the Board or the officers of the Company. The Bylaws provide that special meetings of shareholders may only be called by the Company's Chief Executive Officer and President and the Board.

      Shareholder Nominations and New Business. The Bylaws require that nominations made by a shareholder for the election of a director at any annual meeting of shareholders include certain prescribed information and be submitted in writing to the Secretary of the Company not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. The Bylaws also require that the new business items proposed by shareholders at any annual meeting of shareholders be submitted in accordance with prescribed procedures and be received by the Secretary of the Company not less than sixty days nor more than ninety days prior to the date of the annual meeting.

      Shareholder Actions. The Bylaws do not permit shareholders to take action without a meeting.

      Supermajority Vote for Amendment of the Bylaws. The Bylaws provide that the Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of two-thirds of the stock of the Company issued and outstanding and entitled to vote thereon.

      Available Capital Stock. The Company has 450,000 shares of authorized but unissued Preferred Stock (in addition to 50,000 unissued shares of Series A Preferred Stock reserved for issuance under the Shareholder Rights Plan). The Board has authority to fix the terms of Preferred Stock prior to its issuance. Additionally, as of the Record Date, the Company had 10,182,251 shares of unissued Common Stock (including the shares held in treasury). Such stock could be used by the Board for defense purposes, including its issuance or sale to third parties or use in recapitalization transactions.

Vote Required

   Approval of the Amended Article 4 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote.

      FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS UNANIMOUSLY
               RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF
              THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION


            PROPOSAL III:  AMENDMENTS TO PHP HEALTHCARE CORPORATION
                              1996 INCENTIVE PLAN

General

     The Company's stockholders are being asked to approve the PHP Healthcare Corporation Amended and Restated 1996 Incentive Plan (the "Amended Plan"). The Board has adopted the Amended Plan, subject to stockholder approval, and recommends that stockholders vote to approve the Amended Plan.

     The PHP Healthcare Corporation 1996 Incentive Plan was originally adopted by the Board in October 1996 and approved by the Company's stockholders in November 1996.

      The proposed amendments contained in the Amended Plan will (i) increase the number of shares of Common Stock authorized for grant or award under the current plan from 500,000 to 3,000,000, (ii) increase the maximum number of shares with respect to which options or awards may be granted to any individual during any calendar year from 150,000 to 500,000 and the maximum dollar amount that any individual may receive in respect of cash-denominated performance units per calendar year from 100% of such individual's aggregate base salary to $2,500,000, (iii) add the maximum number of share with respect to which options or awards may be granted to the Chief Executive Officer, and the maximum dollar amount that the Chief Executive Officer may receive in respect of cash-denominated performance units, per calendar year, and (iv) add the effect of termination of employment caused by retirement on the options or awards.

     The principal provisions of the Amended Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Amended Plan, a copy of which is attached hereto as Annex B. Terms not defined herein shall have the meanings set forth in the Amended Plan.

Purpose

     The purpose of the Amended Plan is to strengthen the Company by providing an incentive to its employees, officers, consultants and directors through the granting or awarding of incentive and nonqualified stock options, stock appreciation and dividend equivalent rights, restricted stock, performance units, and performance shares to employees, officers, employee directors, consultants and advisors and the granting of option to non-employee directors of the Company (collectively or individually, "Awards"), thereby encouraging them to devote their abilities and energies to the success of the Company.

Administration

     The Amended Plan is to be administered by a committee consisting of at least two directors of the Company (the "Committee"), and it may be administered by the entire Board. If the Committee consists of less than the entire Board, each member will be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the 1934 Act. The extent necessary for any Award to qualify as performance-based compensation under Section 162(m) of the Code, each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

     Each Award under the Amended Plan will be evidenced by an agreement that sets forth the terms of the grant. Under the Amended Plan, the Committee has the authority to, among other things: (i) select the employees to whom Awards will be granted, (ii) determine the type, size and the terms and conditions of Awards and (iii) establish the terms for treatment of Awards upon a termination of employment.

Shares Available for Issuance

     Under the Amended Plan, 3,000,000 shares of authorized and unissued Common Stock will be available for the grant of Awards to Eligible Individuals, provided that the maximum number of shares with respect to which Awards may be granted to any individual (other than the Chief Executive Officer) and the Chief Executive Officer over the term of the plan is 500,000 and 1,000,000, respectively, during any calendar year. In the event of any Change in Capitalization (as defined in the Amended Plan), however, the Committee may adjust the maximum number and class of shares with respect to which Awards may be granted, the number and class of shares which are subject to outstanding Awards and the purchase price thereof. Of the total number of shares allotted under the Plan, not more than one-third of the number of allotted shares may be used for restricted stock grants and the maximum dollar amount that any individual (other than the Chief Executive Officer) and the Chief Executive Officer may receive during any calendar year respect of cash-denominated performance units may not exceed $2,500,000 and $10,000,000, respectively.

Stock Options

     The Committee will determine whether any option is a non-qualified or incentive stock option at the time of grant. The per share exercise price of an option granted under the Amended Plan will be determined by the Committee at the time of grant and set forth in the option agreement, provided that the purchase price per share under each incentive stock option must not be less than 100% of the fair market value of the Common Stock of the Company subject to the option at the date of grant (110% in the case of an incentive stock option granted to a "Ten Percent Stockholder" (as defined in the Amended Plan)). Each option will be exercisable at such dates and in such installments as determined by the Committee. Unless otherwise provided in the applicable option agreement, all outstanding options will become fully exercisable upon a "Change in Control" (as defined in the Amended Plan). In addition, the Committee reserves the authority to accelerate the exercisability of any option. Each option terminates at the time determined by the Committee provided that the term of each option may not exceed ten years (five years in the case of any incentive stock options granted to a Ten Percent Stockholder).

     Unless otherwise determined by the Committee, options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Options may be exercised during the optionee's lifetime only by the grantee or his guardian or legal representative. In the discretion of the Committee, the purchase price for shares may be paid (i) in cash, (ii) by transferring shares of Common Stock to the Company, or (iii) by a combination of the foregoing. In addition, options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee.

     If the fair market value of Common Stock exceeds the exercise price of an option on the date of exercise, an optionee may request that the Committee authorize payment to the optionee of the difference between the fair market value of part or all of the shares subject to the option and the exercise price of the option. The Committee in its sole discretion may grant or deny such a request. To the extent granted, the Committee will direct the company to make the payment to the optionee in cash, shares of Common Stock or in any combination thereof. An option will be deemed to be exercised and canceled to the extent that the Committee grants the request.

     Unless otherwise provided in an optionee's employment agreement or option agreement, if an optionee's employment is terminated by the Company for any reason other than for "Cause" (as defined in the Amended Plan) or voluntarily by the optionee prior to serving five years as an employee of the Company, options which were exercisable as of the date of the termination will remain exercisable until the earlier of (i) ninety days after the date of termination or (ii) the expiration of the stated term of the option. Upon termination of an optionee's employment by the Company for "Cause" or voluntarily by the optionee prior to five years of service with the Company, unless determined otherwise by the

Committee, any unexercised options held by such optionee will terminate and expire concurrently with the optionee's termination of employment. Upon termination of an optionee's employment caused by his or her "Disability" or "Retirement" (as defined in the Amended Plan), any unexercised options held by such optionee will expire one year after the date of termination subject to the expiration date of the option. Upon termination of an optionee's employment caused by his or her death, options which were exercisable as of the date of death will remain exercisable until the earlier of (i) one year after the date of the optionee's death or (ii) the expiration of the stated term of the option.

Director Options

     The Amended Plan also provides for the non-discretionary grant of options to each of its non-employee directors ("Director Options") (i) with respect to 5,000 shares of Common Stock of the Company to each non-employee director who becomes a member of the Board after October 1, 1996, upon election or appointment and (ii) with respect to 5,000 shares of Common Stock of the Company annually on the first business day on or after October 24 of each calendar year that the Amended Plan is in effect to all non-employee directors who are members of the Board at that time; provided, however, that a director shall not be entitled to receive an annual grant during the year in which such director is appointed or elected. Director Options are granted at a purchase price equal to the fair market value of Common Stock of the Company such to such Director Options on the date of grant. Director Options vest with respect to 100% of the shares subject to such Director Options on the third anniversary of the date of grant; provided that the director remains in service at the time. Director Options generally have ten-year terms, unless earlier terminated in accordance with the provisions of the Amended Plan.

Stock Appreciation Rights ("SARs")

     The Amended Plan permits the granting of SARs either in connection with the grant of an option (other than a Director Option) or as a freestanding right. A SAR permits a grantee to receive upon exercise of the SAR, cash and/or shares, at the discretion of the Committee, in an amount equal in value to the excess, if any, of the then per share fair market value over the per share fair market value on the date the SAR was granted (or option exercise price in the case of a SAR granted in connection with an option). When a SAR is granted, however, the Committee may establish a limit on the maximum amount a grantee may receive on exercise. The Committee will decide at the time the SAR is granted the date or dates at which it will become vested and exercisable; however, in the event of a Change in Control of the Company, all SARs become immediately and fully exercisable.

Dividend Equivalent Rights ("DERs")

     DERs may be granted in tandem with any Award under the Amended Plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related Award. DERs may be settled in cash or shares of Common Stock or a combination thereof, in a single or multiple installments.

Restricted Stock

     The Committee will determine the terms of each restricted stock Award at the time of grant, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. In addition, at the time of grant, the Committee, in their discretion, may decide: (i) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse, (ii) whether any deferred dividends will be reinvested in additional shares of Common Stock or held in cash, (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock and (iv) whether any stock dividends paid will be subject to the restrictions applicable to the restricted stock Award. Unless otherwise provided at the time of grant, the restrictions on the restricted stock will lapse upon a Change in Control.

Performance Units and Performance Shares

     Performance units and performance shares will be awarded as the Committee may determine, and the vesting of performance units and performance shares will be based upon the Company's attainment within an established period of specified performance objectives to be determined by the Committee among the following: earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share or market penetration or any combination of the foregoing. Each agreement evidencing the Award of performance units will specify either a fixed number of performance units to which it relates or a formula pursuant to which the number of performance units may be calculated, the performance objectives which must be satisfied in order for the performance units to vest and the performance cycle within which such performance objectives must be satisfied. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of performance units will be made in cash, shares, shares of restricted stock or any combination of the foregoing, as determined by the Committee. In the event of a Change in Control, unless otherwise determined by the Committee, all performance units will vest and all restrictions on performance shares will lapse.

Amendments and Termination

     The Amended Plan will terminate on the day preceding the twenty anniversary of the date of its adoption by the Board of Directors. The Board of Directors may at any time and from time to time amend or terminate the Amended Plan; provided, however, that, to the extent necessary under applicable law, no such change will be effective without the requisite approval of the Company's stockholders. In addition, no such change may alter or adversely impair any rights or obligations under any Awards previously granted, except with the written consent of the grantee.

Certain Federal Income Tax Consequences

     The following discussion is generally a summary of the principal United States federal income tax consequences under current federal income tax laws relating to grants or awards to employees under the Amended Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     Stock Options

     An optionee will not recognize any taxable income upon the grant of a non-qualified option and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a non-qualified option, the excess of the fair market value of Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. If the Company complies with applicable withholding requirements, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under
Section 162(m) of the Code (which is discussed below). The subsequent disposition of shares acquired upon the exercises of a nonqualified option will ordinarily result in capital gain or loss.

     Subject to the discussion below, an optionee will not recognize taxable income at the time of grant or exercise of an "incentive stock option" and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, the exercise of an "incentive stock option" may result in an alternative minimum tax liability for the optionee.

     Generally, if an optionee has held shares acquired upon the exercise of an "incentive stock option" for at least one year after the date of exercise and for at least two years after the date of grant of the "incentive stock option," upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price will be treated as long-term capital gain or loss to the optionee. Generally, upon a sale or other disposition of shares acquired upon the exercise of an "incentive stock option" within one year after the date of exercise or within two years after the date of grant of the "incentive stock option" (a "disqualifying disposition"), any excess of the fair market value of the shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the optionee. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise will generally be capital gain. Such to any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction equal to amount of such ordinary income recognized by the holder.

     If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an "incentive stock option," and the previously owned shares were acquired on the exercise of an "incentive stock option" and the holding period requirement for those shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

     Special rules may apply in the case of an optionee who is subject to
Section 16 of the 1934 Act.

     Stock Appreciation Rights

     The amount of any cash (or the fair market value of any shares) received upon the exercise of a stock appreciation right under the Amended Plan will be includible in the grantee's ordinary income and, subject to satisfying applicable withholding requirements and any Company deduction limitation under
Section 162(m) of the Code.

     Restricted Stock

     A grantee will not recognize taxable income upon the grant of restricted stock, and the recognition of any income will be postponed until such shares are no longer subject to the restriction or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the restricted stock at the time that such restrictions lapse and, subject to satisfying applicable withholding requirements and deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction. A grantee may elect to be taxed at the time of the grant of restricted stock and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time of grant determined without regard to any of the restrictions thereon over the amount paid, if any, by the grantee for such shares.

     Performance Shares and Performance Units

     Generally, a grantee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of performance share or performance units. At the time the grantee receives the distribution in respect to the performance shares or the performance units, the fair market value of shares or the amount of any cash received in payment for such Awards generally is taxable to the grantee as ordinary income and, subject to the Company deduction limitation under Section 162(m) of the Code.

     Dividend Equivalents

     A grantee realizes ordinary income upon the receipt of dividend equivalents in an amount equal to any cash received.

     Section 162(m)

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for "performance-based compensation" the material terms of which are disclosed to and approved by stockholders. The Company has structured and intends to implement the Amended Plan (except with respect to stock options with an exercise price less than the fair market value of the underlying shares on the date of grant) so that compensation resulting therefrom would be qualified "performance-based compensation." To allow the Company to qualify such compensation, the Company is seeking stockholder approval of the Amended Plan and the material terms of the performance goals applicable to performance units under the Amended Plan.

     The Amended Plan is designed to conform the Section 162(m) of the Code. With respect to stock options awarded under the Amended Plan with an exercise price less than the fair market value of the underlying shares on the date of grant, there can be no assurance that the compensation attributable to such options will not be subject to the deduction limitations of Section 162(m) of the Code.

     Section 280G of the Code

     Under certain circumstances, the accelerated vesting or exercise of options or stock appreciation rights, or the accelerated lapse of restrictions with respect to other Awards, in connection with a Change of Control (as defined in the Amended Plan) of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

Amended Plan Benefits

     As described above, the selection of the Eligible Individuals who will receive Awards under the Amended Plan, upon approval of the Plan by stockholders and the size and type of awards is generally to be determined by the Committee in its discretion. [Other than Director Options, no Awards have been made or granted under the Amended Plan, nor are any such Awards now determinable.]
Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees in 1997.

Effect on 1986 Stock Option Plan

     The adoption and approval of the Amended Plan will not affect the 1986 Plan. Outstanding options granted under the 1986 Plan will remain in effect under the terms of their respective grants. As of ________, 1997, there were ___________ shares of Common Stock reserved for issuance upon the exercise of outstanding options granted under the 1986 Plan and _______ shares of Common Stock available for future grants.

Vote Required

     Approval of the Amended Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.

      FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS UNANIMOUSLY
                     RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                         APPROVAL OF THE AMENDED PLAN.


                             SHAREHOLDER PROPOSALS

   If a shareholder wishes to have a proposal considered for inclusion in the Company's proxy solicitation materials in connection with the Annual Meeting of Shareholders to be held in September 1998, the proposal must comply with the Securities and Exchange Commission's proxy rules, be stated in writing, and be submitted on or before June 6, 1998, to the Company at its principal executive offices at 11440 Commerce Park Drive, Reston, Virginia 20191, Attention: Ben Rosenbaum III, Secretary. All such proposals should be sent by certified mail, return receipt requested.

   Excluding shareholder proposals filed in accordance with the proxy rules, a shareholder is required to comply with the Company's Bylaws with respect to any proposal to be presented for action at an annual meeting of shareholders. The Company's Bylaws require each proposal to be (i) written, (ii) delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the annual meeting, and
(iii) accompanied by (A) a brief description of the proposal and the reasons therefor, (B) the name and address of the shareholder making the proposal and any other shareholders known by such shareholder to support such proposal, (C) the class and number of shares of Company capital stock beneficially owned by all such shareholders, and (D) any financial interest of such shareholder in the proposal. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, shareholders must deliver to the Company, or mail and have received at the Company, the proposal and required attendant information not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made. Nothing in the Bylaws requires the Company to include in its proxy statement and proxy for any annual meeting of shareholders any shareholder proposal which the Company is permitted to exclude pursuant to the rules of the Securities and Exchange Commission at the time such proposal is received.

   If a shareholder wishes to nominate a candidate for election as director at the Annual Meeting of Shareholders to be held in 1998, the shareholder must comply with the Company's Bylaws with respect to director nominations. Written notice of the shareholder's intent to make such nomination must be given to the Secretary of the Company at the principal executive offices of the Company, not later than 60 days prior to the date of the 1998 Annual Meeting. The written notice shall set forth (A) the name and address of the shareholder and each person whom the shareholder proposes to nominate as a director; (B) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(C) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (D) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect; and (E) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

   The preceding two paragraphs are intended to summarize the applicable Bylaws of the Company. These summaries are qualified in their entirety by reference to those Bylaws.


                             SELECTION OF AUDITORS

   The Board of Directors has selected Coopers & Lybrand L.L.P. to serve as the Company's independent auditors for the current year. Coopers & Lybrand L.L.P. has acted as the Company's independent auditors since March 17, 1995. A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement and respond to any questions that might arise.


                                 MISCELLANEOUS

   The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement. The Company will reimburse banks, brokers and nominees their reasonable expenses for sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, proxies may be solicited in person or by telephone or telegram by officers or regular employees of the Company.

   The person giving a proxy has the power to revoke it at any time before it is exercised. All shares represented by proxies received in time to be counted at the Annual Meeting will be voted.

   Management knows of no business to be brought before the Annual Meeting of Shareholders other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote such proxy thereon in accordance with their judgment.

   Even though you plan to attend the meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the meeting, the proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your immediate attention will be appreciated.


                              By Order of the Board of Directors


                              Ben Rosenbaum III, Secretary

                                                                         ANNEX A

          4. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000) shares divided into two classes of which (i) One Hundred Million (100,000,000) shares of par value $.01 per share shall be designated common stock (the "Common Stock") and (ii) Ten Million (10,000,000) shares of par value $.01 per share shall be designated preferred stock (the "Preferred Stock").

              (A)  Common Stock
                   ------------

                   1.   Dividends.  Subject to the preferential rights, if any,
                        ---------
     of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property, or in shares of Common Stock.

                   2.   Voting Rights.  At every annual or special meeting of
                        -------------
     the stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his name on the books of the Corporation.

                   3.   Liquidation, Dissolution or Winding Up.  In the event
                        --------------------------------------
     of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential amounts, if any, to which holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation.

              (B) Preferred Stock.  The Board of Directors is authorized,
                  ---------------
     subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the votes entitled to be cast by the holders of stock of the Corporation without the separate vote of the holders of the Preferred Stock as a class.

          Pursuant to Section 105 of the General Corporation Law of the State of Delaware and this Certificate of Incorporation, the Board of Directors duly adopted resolutions on July 24, 1992 to create the Series A Junior Participating Preferred Stock, par value $.01 per share. The designation, number of shares, the powers, relative rights, preferences, limitations and other special rights of the Series A Junior Participating Preferred Stock are set forth in Exhibit A to this Certificate of Incorporation.

                                                                         ANNEX B

                           PHP HEALTHCARE CORPORATION
                    AMENDED AND RESTATED 1996 INCENTIVE PLAN

    1. Purpose. The purpose of this Plan is to strengthen PHP Healthcare Corporation, a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

    2.  Definitions.  For purposes of the Plan:

        2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the sixty (60) day period ending on the date of a Change in Control.

        2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

        2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

        2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

        2.5  "Board" means the Board of Directors of the Company.

        2.6  "Cause" shall mean:

             (a) for purposes of Section 6.4, (i) a willful act which constitutes gross misconduct or fraud and which is materially injurious to the Company or (ii) conviction of, or plea of "guilty" or "no contest" to, a felony; and

             (b) in all other cases, either (1) the definition set forth in the employment agreement between the Optionee or Grantee, or in absence thereof, (2)(i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

        2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, change in corporate structure or substantially similar event.

        2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of any of the following events:

           (1) An acquisition (other than directly from the Company or pursuant to options granted under this Plan or otherwise by the Company) of Voting Securities by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has 'Beneficial Ownership'(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that Beneficial Ownership of not more than thirty-five percent (35%) of the combined voting power of the Company's outstanding Voting Securities by Charles H. Robbins and/or Jack M. Mazur shall not constitute a Change in Control; provided, further, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as defined below) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan(or a trust forming a part thereof) maintained by (i) the Company or(ii) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (B) the Company or any Company Subsidiary, or (C) any Person in connection with a "Non-Control Transaction" (as defined below);

           (2) The individuals who, as of October 1, 1996, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest"(as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest")including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

           (3)  The consummation of:

                (A) A merger, consolidation or reorganization involving the Company, unless

                    (i) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation,

                    (iii) no Person (other than the Company or any Company
                Subsidiary, any employee benefit plan (or any trust forming apart thereof) maintained by the Company, the Surviving Corporation or any Company's Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities, and

                    (iv) a transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction";

                (B) A complete liquidation or dissolution of the Company; or

                (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

        2.9  "Code" means the Internal Revenue Code of 1986, as amended.

        2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

        2.11  "Company" means PHP Healthcare Corporation.

        2.12  "Director" means a director of the Company.

        2.13  "Director Option" means an Option granted pursuant to Section 6.

        2.14  "Disability" means:

              (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability," the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

              (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

        2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

        2.16 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

        2.17 "Eligible Director" means a director of the Company who is not an employee of the Company or any subsidiary thereof.

        2.18 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

        2.19  "Employee Option" means an Option granted pursuant to Section 5.

        2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.21 "Fair Market Value" on any date means the closing price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

        2.22 "Grantee" means a person to whom an Award has been granted under the Plan.

        2.23 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

        2.24 "Nonemployee Director" means a director of the Company who is a 'nonemployee director' within the meaning of Rule 16b-3 promulgated under the Exchange Act.

        2.25 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

        2.26 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

        2.27 "Optionee" means a person to whom an Option has been granted under the Plan.

        2.28 "Outside Director" means a director of the Company who is an 'outside director' within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        2.29 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

        2.30 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

        2.31 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

        2.32  "Performance Objectives" has the meaning set forth in Section 11.

        2.33 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

        2.34 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

        2.35 "Plan" means the PHP Healthcare Corporation 1996 Incentive Plan, as amended and restated from time to time.

        2.36 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a 'pooling of interests' under generally accepted accounting principles.

        2.37 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

        2.38 "Retirement" means termination of active employment with the Company on or after attainment of age 62, but does not include termination by the Company for Cause or a Voluntary Termination within the meaning of
     Section 12(a).

        2.39 "Shares" means the common stock, par value $.01 per share, of the Company.

        2.40 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

        2.41 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

        2.42 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

        2.43 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

        2.44 "Termination of Employment" means the later of (i) a severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer of the Company.

        2.45 "Voting Securities" means the combined voting power of all outstanding voting securities entitled to vote generally in the election of the board of directors.

    3.  Administration.

        3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that
     (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under
     Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

        3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

             (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

             (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

             (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

             (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

             (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

             (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

    4.  Stock Subject to the Plan.

          4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 3,000,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan; and provided, further, that during the term of the Plan (i) no Eligible Individual (other than the Chief Executive Officer) may be granted Options and Awards (other than Performance Units denominated in Dollars) in the aggregate in respect of more than 500,000 Shares per calendar year,
     (ii) the Chief Executive Officer may not be granted Options and Awards (other than Performance Units denominated in Dollars) in the aggregate in respect of more than 1,000,000 Shares per calendar year, (iii) no Eligible Individual (other than the Chief Executive Officer) may be granted Performance Units denominated in dollars in respect of more than $2,500,000 per calendar year, (iv) the Chief Executive Officer may not be granted Performance Units denominated in dollars in respect of more than $10,000,000 per calendar year, and (v) the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options granted under the Plan become exercisable for the first time by an Optionee during any calendar year shall not exceed the applicable Code limitation ($100,000 under Code (S) 422(d) as of the date of adoption of the Plan).

          4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

             (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

             (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

          4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

    5.  Option Grants for Eligible Individuals.

          5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

          5.2 Purchase Price. The purchase price (which may be greater than, less than or equal to the Fair Market Value on the date of grant) or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

          5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

    6.  Option Grants for Nonemployee Directors.

          6.1 Grant. Director Options shall be granted (i) to Eligible Directors who become members of the Board after October 1, 1996 upon election or appointment and (ii) to all Eligible Directors who are members of the Board as follows:

             (a) Initial Grant. Each Eligible Director who becomes a Director after October 1, 1996 shall, upon becoming a Director, be granted a Director Option in respect of 5,000 Shares.

             (b) Annual Grant. Each Eligible Director shall be granted a Director Option in respect of 5,000 Shares annually on the first business day on or after October 24 of each calendar year that the Plan is in effect provided that the Eligible Director is a Director on such date; provided, however, that a Director shall not be entitled to receive an annual grant pursuant to this Section 6.1(b) for the calendar year in which such Director is first elected or appointed to the Board.

All Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

          6.2 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

          6.3 Vesting. Subject to Sections 6.4 and 7.4, each Director Option shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the third anniversary of the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Director Option which remains unvested.

          6.4 Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the date of grant, unless terminated earlier as follows:

               (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

               (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

               (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

               (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

    7.    Terms and Conditions Applicable to All Options.

          7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the legal representatives, heirs and successors of the Optionee.

          7.2  Method of Exercise.

               (a) The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

               (b) If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the exercise price of such Option, an Optionee may, instead of exercising an Option as provided in Section 7.2(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee in its sole discretion may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof, provided, however, that any Share shall be distributed based upon its Fair Market Value as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.2(b).

          7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and
     (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of
     (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or
     (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company is terminated by the Company following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

    8. Stock Appreciation Rights. The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

          8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

          8.2  Stock Appreciation Right Related to an Option.

               (a) Exercise. Subject to Section 8.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

               (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

               (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

          8.6 Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company is terminated by the Company following a Change in Control each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

    9. Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

    10. Restricted Stock.

        10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

        10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

        10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

        10.4  Lapse of Restrictions.

              (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

              (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

        10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

        10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be
     (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

        10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

    11. Performance Awards.

        11.1 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share,
     (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain, substantially uncertain.

              (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

        11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units shall be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of the specified dollar amount or a percentage (which may be more than 100%) thereof depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount pay able in respect of a vested Performance Unit. Each Agreement shall specify either a fixed number of Performance Units to which it relates or a formula pursuant to which the number of Performance Units may be calculated, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

              (a) Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

              (b) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of restricted stock, the Committee must determine the extent to which such payment will be in Shares of restricted stock and the terms of such restricted stock at the time the Award is granted.

        11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

              (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a

          Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

              (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

              (c) Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

              (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

              (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded the Committee shall cause a stock certificate to be delivered to the Grantee, free of all restrictions hereunder.

        11.4  Effect of Change in Control.  In the event of a Change in Control:

              (a) With respect to Performance Units, unless otherwise determined by the Committee, the Grantee shall (i) become vested in all Performance Units and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

              (b) With respect to Performance Shares, unless otherwise determined by the Committee, restrictions shall lapse immediately on all Performance Shares.

              (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

        11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

    12. Effect of a Termination of Employment. An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee. However, in absence of an employment agreement, the following shall apply:

        (a) The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

        (b) Unless otherwise determined by the Committee at the time of grant (and set forth in the Option Agreement) or at a later date, except in the case of death, Disability and Retirement as provided in paragraphs 12(c) and 12(d) below, if an Optionee of an Employee Option granted under the Plan has a Termination of Employment with the Company or a Subsidiary, any unexercised Employee Option held by such Optionee shall expire ninety (90) days after the Optionee has a Termination of Employment for any reason other than a termination for Cause or a Voluntary Termination (as defined below), and such Employee Option may only be exercised by the Optionee or his Beneficiary to the extent that the Employee Option or a portion thereof was exercisable on the date of Termination of Employment; provided, however, no Employee Option may be exercised after the expiration date specified for the particular Employee Option in the Employee Option grant. If the Optionee's Termination of Employment arises as a result of a termination for Cause or a Voluntary Termination, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options held by such Optionee shall terminate and expire concurrently with the Optionee's Termination of Employment. A "Voluntary Termination" shall mean the voluntary Termination of Employment by an Optionee prior to five years of total Service (as defined below) as an employee with the Company and its Subsidiaries. "Service" shall mean total of years for which the Optionee, prior to or after first becoming an Optionee, has 1,000 hours of service as an employee or otherwise with, or has served as a director or officer of, the Company or a Subsidiary.

        (c) Unless otherwise determined by the Committee at the time of grant (and set forth in the Option Agreement) or at a later date, if an Optionee dies while still employed by the Company, the shares which the Optionee was entitled to exercise on the date of the Optionee's death under an Option or Options granted under the Plan may be exercised at any time after the Optionee's death by the Optionee's beneficiary; provided, however, that no Option may be exercised after the earlier of: (i) one (1) year after the Optionee's death or (ii) the expiration date specified for the particular Option in the Option Agreement.

        (d) Unless otherwise determined by the Committee at the time of grant (and set forth in the Option Agreement) or at a later date, if an Optionee becomes disabled within the meaning of Section 2.14 hereof or has a Termination of Employment because of Retirement, any unexercised Employee Option held by such disabled or retired Optionee shall expire one (1) year after the Optionee has a Termination of Employment because of such Disability or Retirement and such Option may only be exercised by the Optionee or his Beneficiary to the extent that the Employee Option or a portion thereof was exercisable on the date of Termination of Employment because of such Disability or Retirement; provided, however, no Employee Option may be exercised after the expiration date specified for the particular Employee Option in the Employee Option grant.

    13. Adjustment Upon Changes in Capitalization.

        (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

        (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

        (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

    14. Effect of Certain Transactions. Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

    15. Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

        (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

        (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of
     Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

    16. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

    17. Effective Date, Termination and Amendment of the Plan. The effective date of this Plan shall be the date the Plan is adopted by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

    The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

    18. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    19. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

        (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

        (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

        (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

        (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

    20. Regulations and Other Approvals; Governing Law.

        20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

        20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

        20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

        20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

    21. Miscellaneous.

        21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

        21.2  Withholding of Taxes.

              (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the

          Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

              (b) If an Optionee makes a disposition, within the meaning of
          Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

I.   Election of Directors      FOR all nominees      WITHHOLD AUTHORITY to vote
                                listed below / /      for all nominees listed
                                                      below / /

*EXCEPTIONS / /

Nominee:  For terms ending in 2000 -- Jerry W. Carlton, William J. Lubin, John
J. McDonnell and Charles P. Reilly

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions: __________________________________________________________

II.  To approve the amendments to the Certificate of Incorporation

FOR / /          AGAINST / /          ABSTAIN / /

III. To approve the PHP Healthcare Corporation Amended and Restated 1996 Incentive Plan.

FOR / /          AGAINST / /          ABSTAIN / /

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                           Change of Address and
                                                 or Comments Mark Here     / /

Please sign exactly as name appears on the label affixed hereto. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

Dated: ___________________________ 1997

_____________________________________
              Signature

_____________________________________

SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK. / /

                           PHP HEALTHCARE CORPORATION

                 PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Jack M. Mazur and Michael D. Starr, or either of them (with full power to act alone), as proxies for the undersigned with full power of substitution, to vote all the shares of Common Stock of PHP Healthcare Corporation standing in the undersigned's name on its books at the close of business on October 2, 1997 at the Annual Meeting of Shareholders to be held at the Company's corporate offices at 11440 Commerce Park Drive, Reston, Virginia on November 3, 1997, at 10:00 a.m., local time, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as indicated on the reverse side.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. The undersigned hereby acknowledges receipt of Notice of said Annual Meeting dated October 6, 1997, and accompanying Proxy Statement.

     If no direction is made, this proxy will be voted FOR Proposals I, II and III.

               (Continued and to be SIGNED on reverse side)

                                       PHP HEALTHCARE CORPORATION
                                       P.O. BOX 11051
                                       NEW YORK, N.Y. 10203-0051